                                  EXHIBIT 99.1


















                                 FLORSHEIM SHOE

                          COMBINED FINANCIAL STATEMENTS

INDEX TO COMBINED FINANCIAL STATEMENTS

COMBINED FINANCIAL STATEMENTS:                                                                              PAGE
                                                                                                            ----
     Combined Balance Sheets at December 29, 2001 and December 30, 2000........................................4

     Combined Statements of Operations for the Fiscal Years Ended December 29, 2001,
       December 30, 2000 and January 1, 2000...................................................................5

     Combined Statements of Cash Flows for the Fiscal Years Ended December 29, 2001,
       December 30, 2000 and January 1, 2000...................................................................6

     Notes to Combined Financial Statements....................................................................7

     Independent Auditors' Report.............................................................................14


COMBINED FINANCIAL STATEMENT SCHEDULE:


     Schedule II -- Valuation and qualifying accounts.........................................................15


CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED):

     Condensed Combined Balance Sheets at March 30, 2002 and December 29, 2001 (unaudited)....................17

     Condensed Combined Statements of Operations for the Three Months Ended
       March 30, 2002 and March 31, 2001 (unaudited)..........................................................18

     Condensed Combined Statements of Cash Flows for the Three Months Ended
       March 30, 2002 and March 31, 2001 (unaudited)..........................................................19

     Notes to Condensed Combined Financial Statements (unaudited).............................................20


                                 FLORSHEIM SHOE
                          COMBINED FINANCIAL STATEMENTS
                  AS OF DECEMBER 29, 2001 AND DECEMBER 30, 2000
            AND FOR THE THREE FISCAL YEARS ENDED DECEMBER 29, 2001,
                      DECEMBER 30, 2000 AND JANUARY 1, 2000

FLORSHEIM SHOE
COMBINED BALANCE SHEETS
DECEMBER 29, 2001 AND DECEMBER 30, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                        December 29,               December 30,
                                                                            2001                       2000
                                                                       ---------------           ---------------
ASSETS

Current assets:
   Receivables, less allowances of $1,177 at December 29, 2001
     and $2,420 at December 30, 2000                                   $       9,975             $       9,874
   Inventories                                                                24,583                    26,164
   Prepaid expenses and other current assets                                   1,226                     1,225
                                                                       -------------             -------------
Total current assets                                                          35,784                    37,263

Property, plant and equipment
    Buildings and improvements                                                 5,526                     5,419
    Machinery and equipment                                                   25,331                    25,600
                                                                       -------------             -------------
                                                                              30,857                    31,019
    Less: accumulated depreciation                                           (17,789)                  (13,427)
                                                                       -------------             -------------
Net property, plant and equipment                                             13,068                    17,592

Other assets                                                                   1,687                     1,628
                                                                       -------------             -------------

Total assets                                                           $      50,539             $      56,483
                                                                       =============             =============

LIABILITIES AND BUSINESS EQUITY

Current liabilities:
    Accounts payable                                                   $      12,729             $      15,917
    Accrued employee compensation                                              1,684                       961
    Other accrued expenses                                                     1,511                     2,052
                                                                       -------------             -------------
Total current liabilities                                                     15,924                    18,930

Long-term liabilities                                                            513                       645
                                                                       -------------             -------------
Total liabilities                                                             16,437                    19,575
                                                                       -------------             -------------

Business equity                                                               34,102                    36,908
                                                                       -------------             -------------

Total liabilities and business equity                                  $      50,539             $      56,483
                                                                       =============             =============


See accompanying notes to combined financial statements.

FLORSHEIM SHOE
COMBINED STATEMENTS OF OPERATIONS
FISCAL YEARS ENDED DECEMBER 29, 2001, DECEMBER 30, 2000 AND JANUARY 1, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                Fiscal Year Ended
                                                                ------------------------------------------------
                                                                 December 29,     December 30,       January 1,
                                                                     2001             2000              2000
                                                                -------------     -------------    -------------
Net sales                                                       $    90,904       $    96,368      $   113,466

Cost of sales                                                        54,415            60,144           72,273
                                                                -----------       -----------      -----------

Gross profit                                                         36,489            36,224           41,193

Selling, general and administrative expenses                         35,257            45,078           43,153
                                                                -----------       -----------      -----------

Earnings (loss) from operations                                 $     1,232       $    (8,854)     $    (1,960)
                                                                ===========       ===========      ===========


See accompanying notes to combined financial statements.

FLORSHEIM SHOE
COMBINED STATEMENTS OF CASH FLOWS
FISCAL YEARS ENDED DECEMBER 29, 2001, DECEMBER 30, 2000 AND JANUARY 1, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                               Fiscal Year Ended
                                                                ------------------------------------------------
                                                                 December 29,     December 30,       January 1,
                                                                     2001             2000              2000
                                                                -------------     -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:

   Earnings (loss) from operations                              $     1,232       $    (8,854)     $    (1,960)

   Adjustments to reconcile earnings (loss) from operations
       to net cash provided by operating activities:
     Loss on disposal of assets                                         605               580              199
     Depreciation and amortization                                    4,772             4,797            3,585
     Changes in operating assets and liabilities:
       Receivables                                                     (101)           11,066            2,277
       Inventories                                                    1,581                59            3,597
       Prepaid expenses and other assets                               (138)              598             (135)
       Accounts payable, accrued employee compensation
         and other accrued expenses                                  (3,016)            5,032           (5,046)
       Long-term liabilities                                           (132)             (786)            (355)
       Currency translation adjustment                                  (84)             (194)            (664)
                                                                -----------       -----------      -----------
Net cash provided by operating activities                             4,719            12,298            1,498
                                                                -----------       -----------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

   Proceeds from disposal of assets                                      14                63              469
   Capital expenditures                                                (779)           (3,205)          (6,975)
                                                                -----------       -----------      -----------
Net cash used in investing activities                                  (765)           (3,142)          (6,506)
                                                                -----------       -----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES-
Net (distribution to) cash received
    from Florsheim Group Inc.                                        (3,954)           (9,156)           5,008
                                                                -----------       -----------      -----------

   Net change in cash and cash equivalents                              -                -                 -
Cash and cash equivalents at beginning of year                          -                -                 -
                                                                -----------       -----------      -----------
Cash and cash equivalents at end of year                        $       -         $      -         $       -
                                                                ===========       ===========      ===========



See accompanying notes to combined financial statements.

FLORSHEIM SHOE
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 29, 2001 AND DECEMBER 30, 2000
AND FOR THE FISCAL YEARS ENDED DECEMBER 29, 2001,
DECEMBER 30, 2000 AND JANUARY 1, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

(1)    BASIS OF PRESENTATION


       Nature of Business

       Florsheim Shoe (the "Business") represents the non-manufacturing portion of the U.S. Wholesale division, 23 U.S. retail stores and the European operations of Florsheim Group Inc. and its subsidiaries ("Florsheim" or the "Company"). Florsheim is in the business of the design, marketing, sourcing and distribution of products in the middle to upper price range of the men's quality footwear market, sold primarily under the Florsheim brand name.

       On March 4, 2002, the Company voluntarily filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Proceedings"). Concurrent with the Bankruptcy Proceedings, the Company entered into an agreement with the Weyco Group Inc. ("Weyco") to sell the assets of the Business, and Weyco agreed to assume certain trade and lease liabilities (the "Agreement"), subject to approval by the bankruptcy court. The sales of the U.S. operations and the European operations were completed in May 2002 and August 2002, respectively. The total sales price was $46,700.

       The accompanying combined financial statements are being prepared to comply with the rules and regulations of the Securities and Exchange Commission. The combined financial statements have been derived from the books and records of the Company and have been prepared by management using the historical results of operations and assets and liabilities of the Business determined on the basis of established accounting methods, practices, procedures, and policies used by Florsheim. The combined statements of operations include items of revenue generated by the Business, items of expense directly incurred and estimates of certain expenses charged or allocated to the Business by Florsheim in the normal course of business. Certain U.S. retail net assets and operating expenses were allocated based on revenues. In addition, certain corporate assets, liabilities and expenses were allocated to the Business for the purpose of preparing these combined financial statements. The expense allocations and estimates are not necessarily indicative of the costs and expenses that would have resulted if the Business had been operated by Weyco, or of the costs that may be incurred in operating the Business in the future. The combined balance sheets include assets and liabilities of the Business, and do not necessarily represent the assets purchased and liabilities assumed by Weyco.


       The accompanying combined financial statements do not reflect the allocation of : (1) corporate cash and general corporate debt or interest expenses incurred by the Company in financing the operations and activities of the Business; (2) corporate income taxes and related tax assets and liabilities; (3) assets and the related earnings associated with the Company's over funded defined benefit retirement plan; (4) costs and expenses and the related liabilities associated with retiree health and life insurance benefit plans; (5) costs and expenses associated with operating the Business as a public company, including the costs of the executive management of the Company and (6) all income and expenses from non-operating activities and transactions because they are not related to the purchased assets. During fiscal 2001, 2000 and 1999, the Company recorded certain asset impairment and other restructuring costs. These charges have not been included in the accompanying combined financial statements. The net assets and results of operations of the Company's Cape Girardeau, Missouri manufacturing facility, which was closed in 1999, and the net assets and results of operations of the Company's Golf and John Deere product lines are not included in any periods presented in the accompanying combined financial statements. The results of operations of the Company's Abboud product line, which was discontinued in fiscal 2000, have not been included in the combined statements of operations for all periods

FLORSHEIM SHOE
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 29, 2001 AND DECEMBER 30, 2000
AND FOR THE FISCAL YEARS ENDED DECEMBER 29, 2001,
DECEMBER 30, 2000 AND JANUARY 1, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

       presented. Accounts receivable related to the Abboud product line, which are not considered to be material, were not specifically identifiable and could not be excluded from the combined balance sheets. Inventory related to the Abboud product line was excluded from net assets. Additionally, the net assets and results of operations of the Company's subsidiaries in Australia, Hong Kong and Canada are not included in these combined financial statements. However, the royalty income on sales arising from the operations of these subsidiaries has been included and classified as revenue of the Business. The royalty income for the periods ended December 29, 2001, December 30, 2000 and January 1, 2000 was $623, $886
       and $1,008, respectively.

       Because of the special purpose for which these combined financial statements have been prepared and the significance of the allocations and estimates underlying their preparation, these combined financial statements are not indicative of the financial position or results of operations that would have resulted if the Business had been operated as a separate entity. Management believes that the accounting judgments, estimates and allocations made in preparing these combined financial statements are reasonable.

(2)    SIGNIFICANT ACCOUNTING POLICIES

       Use of Estimates

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       Basis of Combination

       All significant intercompany transactions and balances have been eliminated, except as discussed in Note 1.

       Fiscal Year

       The fiscal year end of the Business is the Saturday closest to December
       31. For purposes of these combined financial statements, fiscal 2001 refers to the 52 week period ended December 29, 2001, fiscal 2000 refers to the 52 week period ended December 30, 2000 and fiscal 1999 refers to the 52 week period ended January 1, 2000.

       Inventories

       Inventories are stated at the lower of cost (first-in, first-out method) or market or net realizable value.

       Property, Plant and Equipment

       Property, plant and equipment are recorded at cost when acquired. Expenditures for improvements are capitalized, while normal repairs and maintenance are expensed as incurred. For financial reporting purposes, the Business generally utilizes the straight-line method of computing depreciation and amortization. Such expense is computed based on the estimated useful lives of the respective assets, which generally range from 34 to 40 years for buildings, 5 to 11.5 years for leasehold improvements, 10 years for machinery and equipment, 5 to 11.5 years for furniture and fixtures, and 3 to 5 years for computer equipment and software.

       Revenue Recognition

       The Business recognizes revenue to wholesale customers as products are shipped. Retail stores record revenue at the point of sale. E-commerce and catalog sales are also recognized as revenue at the time of

FLORSHEIM SHOE
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 29, 2001 AND DECEMBER 30, 2000
AND FOR THE FISCAL YEARS ENDED DECEMBER 29, 2001,
DECEMBER 30, 2000 AND JANUARY 1, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

       shipment. Licensing revenue is recognized as revenue when the related sales are reported.

       Advertising

       Advertising costs are expensed as incurred. These expenses were $1,585, $2,072 and $3,982 in fiscal 2001, 2000, and 1999, respectively.

       Foreign Currency Translation

       The balance sheet accounts of the European operations have been translated from their functional currencies to the U.S. dollar. Such translation adjustments are not included in income, but are included in business equity.

       Comprehensive Loss

       Statement of Financial Standards No. 130, Reporting Comprehensive Income (SFAS No. 130) establishes standards for reporting of comprehensive income, which includes foreign currency translation adjustments and certain other types of changes in shareholders' equity that result from non-owner sources. Comprehensive loss from foreign currency translation was $84, $194 and $664, respectively, in fiscal 2001, 2000 and 1999.

       Accounting for Computer Software

       The Business accounts for computer software costs in accordance with the provisions of AICPA Statement of Position No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. This statement provides guidance on the capitalization of certain internal costs as they relate to software developed or implemented for internal use. The Business capitalized approximately $2,186 and $1,100 of internal software development costs in fiscal years 2000 and 1999, respectively. No internal costs were capitalized in fiscal 2001.

(3)    INVENTORIES

       Inventories consisted of the following:

                                                            December 29,        December 30,
                                                                2001                2000
                                                            -------------       -------------
         Retail merchandise                                 $       4,051       $       3,484
         Finished products                                         20,532              22,680
                                                            -------------       -------------

                                                            $      24,583       $      26,164
                                                            =============       =============


FLORSHEIM SHOE
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 29, 2001 AND DECEMBER 30, 2000
AND FOR THE FISCAL YEARS ENDED DECEMBER 29, 2001,
DECEMBER 30, 2000 AND JANUARY 1, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

(4)    BUSINESS EQUITY

       Business equity represents the Florsheim ownership interest in the recorded net assets of the Business. All cash transactions, including the collection of accounts receivable, payment of accounts payable and accrued expenses and other allocations are included as net (distribution to) cash received from Florsheim Group Inc. in business equity due to the Company's centralized cash management. A summary of the activity is as follows:

                                                                              Fiscal Year Ended
                                                              ------------------------------------------------
                                                                December 29,     December 30,      January 1,
                                                                    2001             2000             2000
                                                              ---------------   ---------------  -------------
       ACCUMULATED OTHER COMPREHENSIVE LOSS --
         CUMULATIVE TRANSLATION ADJUSTMENT
       Balance at beginning of year                           $          (770)  $          (576) $          88
       Cumulative translation adjustment                                  (84)             (194)          (664)
                                                              ---------------   ---------------  -------------
       Balance at end of year                                            (854)             (770)          (576)

       OTHER BUSINESS EQUITY
       Balance at beginning of year                                    37,678            55,688         52,640
       Earnings (loss) from operations                                  1,232            (8,854)        (1,960)
       Net (distribution to) cash received from
          Florsheim Group Inc.                                         (3,954)           (9,156)         5,008
                                                              ---------------   ---------------  -------------
       Balance at end of year                                          34,956            37,678         55,688

       TOTAL BUSINESS EQUITY                                  $        34,102   $        36,908  $      55,112
                                                              ===============   ===============  =============

(5)    JOINT VENTURE

       Until July 2001, the Company had a 26.1% equity interest in a joint venture in India ("Florind"). The Company sold its interest to the Florind majority shareholders in July 2001. Florind manufactures finished goods on an exclusive basis for Florsheim. The investment, equity earnings and proceeds from the sale have been excluded from the combined financial statements of the Business. Purchases from Florind by the Business were $34,134, $41,824 and $37,072 in fiscal 2001, 2000 and 1999, respectively, and are included in the combined financial statements. The Business continued to purchase product under a supply agreement following the sale of Florsheim's equity interest.

(6)    EMPLOYEE BENEFIT PLANS

       The Company maintains a 401(k) plan that allows employees to contribute a portion of their pre-tax and/or after-tax income in accordance with specified guidelines. Florsheim matches a percentage of employee contributions up to certain limits. The cost of the matching contribution for employees of the Business for fiscal 2001, 2000 and 1999 was $31, $45 and $63, respectively. As a result of the termination of Florsheim's defined benefit pension plan, in fiscal 2000, the Company amended the 401(k) plan to enhance benefits. As a result of the amendment, the Company made additional contributions of $661 in February 2002 for the fiscal year ended December 29, 2001 for employees of the Business, which is included in the combined statement of operations for the fiscal year ended December 29, 2001.

FLORSHEIM SHOE
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 29, 2001 AND DECEMBER 30, 2000
AND FOR THE FISCAL YEARS ENDED DECEMBER 29, 2001,
DECEMBER 30, 2000 AND JANUARY 1, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

 (7)   LEASE COMMITMENTS

       Substantially all retail outlets and certain other real properties and equipment of the Business are operated under lease agreements expiring at various dates through the year 2008. Leases covering retail outlets and equipment generally require, in addition to stated minimums, contingent rentals based on retail sales and equipment usage. Certain of the leases provide for renewal for various periods at stipulated rates. Rental expenses under operating leases for fiscal 2001, 2000 and 1999 were $2,715, $2,956 and $2,335, respectively.

       Minimum future annual rental commitments under non-cancelable operating leases in each of the five fiscal years 2002 through 2006 are $2,998, $2,584, $2,211, $1,673 and $1,374, respectively, and in aggregate for all lease agreements, $1,305 through the end of the lease terms.

 (8)   LITIGATION

       Florsheim is involved in a number of pending or threatened legal proceedings in the ordinary course of business. As discussed in Note 1, Weyco did not assume liabilities related to Florsheim's litigation.


 (9)   BUSINESS SEGMENTS

       The presentation of segment information reflects the manner in which management organizes segments for making operating decisions and assessing performance. The Business has three reportable segments: U.S. Wholesale, U.S. Retail and Europe/Export. U.S. Wholesale distributes footwear to large national retailers, department stores, independent shoe stores and to Company specialty and outlet stores. U.S. Wholesale also includes certain corporate expenses and assets, which are not charged to other reportable segments. U.S. Retail consists of 23 U.S. specialty retail shoe shops. Europe/Export consists of wholesale and retail operations in Europe and Export business.

       Sales of product from U.S. Wholesale to 23 U.S. Retail stores include a standard mark-up, which is eliminated in combination as discussed in Note
       1. The accounting policies of the segments are the same as those described in the summary of significant accounting policies.

FLORSHEIM SHOE
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 29, 2001 AND DECEMBER 30, 2000
AND FOR THE FISCAL YEARS ENDED DECEMBER 29, 2001,
DECEMBER 30, 2000 AND JANUARY 1, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

Business segment information is as follows:


                                  Fiscal Year Ended                               Fiscal Year Ended
                    --------------------------------------------     -------------------------------------------

                     December 29,   December 30,      January 1,     December 29,   December 30,      January 1,
                         2001           2000            2000             2001           2000            2000
                    -------------   -------------  -------------     -------------  -------------  -------------

                                      Net Sales                            Earnings (Loss) from Operations
                    --------------------------------------------     -------------------------------------------
U.S. Wholesale      $      65,305   $      70,141  $      86,513     $          63  $     (11,114) $      (5,136)
U.S. Retail                19,872          19,306         19,038               898          1,443          1,792
Europe/Export               5,727           6,921          7,915               271            817          1,384
                    -------------   -------------  -------------     -------------  -------------  -------------
                    $      90,904   $      96,368  $     113,466     $       1,232  $      (8,854) $      (1,960)
                    =============   =============  =============     =============  =============  =============



                            Depreciation and Amortization                       Capital Expenditures
                    --------------------------------------------     -------------------------------------------
U.S. Wholesale      $       4,126   $       4,182  $       3,041     $         156  $       2,819  $       6,522
U.S. Retail                   586             542            457               623            358            442
Europe/Export                  60              73             87              -                28             11
                    -------------   -------------  -------------     -------------  -------------  -------------
                    $       4,772   $       4,797  $       3,585     $         779  $       3,205  $       6,975
                    =============   =============  =============     =============  =============  =============



                             Total Assets
                    -----------------------------
U.S. Wholesale      $      42,445   $      48,676
U.S. Retail                 6,108           5,467
Europe/Export               1,986           2,340
                    -------------   -------------
                    $      50,539   $      56,483
                    =============   =============



Summary geographic information is as follows:


                                  Fiscal Year Ended                        Fiscal Year Ended
                    --------------------------------------------     ----------------------------
                     December 29,    December 30,    January 1,       December 29,   December 30,
                         2001            2000           2000              2001           2000
                    -------------   -------------  -------------     -------------  -------------

                                      Net Sales                              Total Assets
                    --------------------------------------------     ----------------------------
United States       $      85,177   $      89,447  $     105,551     $      48,553  $      54,143
Europe/Export               5,727           6,921          7,915             1,986          2,340
                    -------------   -------------  -------------     -------------  -------------
Total               $      90,904   $      96,368  $     113,466     $      50,539  $      56,483
                    =============   =============  =============     =============  =============


FLORSHEIM SHOE
NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF DECEMBER 29, 2001 AND DECEMBER 30, 2000
AND FOR THE FISCAL YEARS ENDED DECEMBER 29, 2001,
DECEMBER 30, 2000 AND JANUARY 1, 2000
(IN THOUSANDS)
--------------------------------------------------------------------------------

(10) QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

                                                   First            Second            Third            Fourth
                                                  Quarter           Quarter          Quarter           Quarter
                                               -------------    -------------     -------------    -------------
FISCAL YEAR ENDED DECEMBER 29, 2001
   Net sales                                   $      27,614    $      21,862     $      20,708    $      20,720
   Earnings (loss) from operations                     1,239             (700)              921             (228)


FISCAL YEAR ENDED DECEMBER 30, 2000
   Net sales                                   $      28,719    $      24,109     $      23,090    $      20,450
   Earnings (loss) from operations                       839             (404)           (5,347)          (3,942)


                          Independent Auditors' Report

The Board of Directors and
Shareholders of Florsheim Group Inc.:

We have audited the accompanying combined balance sheets of Florsheim Shoe (the "Business") as of December 29, 2001 and December 30, 2000, and the related combined statements of operations and cash flows for the fiscal years ended December 29, 2001, December 30, 2000, and January 1, 2000. These combined financial statements are the responsibility of the management of the Business. Our responsibility is to express an opinion on these combined financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined financial statements were prepared to comply with the rules and regulations of the Securities and Exchange Commission and on the basis of presentation as described in Note 1. The combined financial statements present the combined assets, liabilities and business equity and the related combined revenues and expenses of the Business, and are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Business. The combined financial statements include allocations as discussed in Note 1 and present the earnings (loss) from operations and therefore are not necessarily indicative of the financial position, results of operations and cash flows that would be recorded by the Business on a stand-alone basis.

In our opinion, the accompanying combined financial statements and financial statement schedule present fairly, in all material respects, the combined assets, liabilities and business equity of the Business as of December 29, 2001 and December 30, 2000, and the earnings (loss) from operations and their cash flows for the fiscal years ended December 29, 2001, December 30, 2000, and January 1, 2000, as prepared on the basis described in Note 1, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP
Chicago, Illinois
July 31, 2002

FLORSHEIM SHOE                                                       SCHEDULE II
VALUATION AND QUALIFYING ACCOUNTS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                    CHARGED
                                                BALANCE AT         TO COSTS              OTHER          BALANCE AT
 FISCAL                                          BEGINNING            AND               CHARGES            YEAR
  YEAR                DESCRIPTION                 OF YEAR          EXPENSES         ADD (DEDUCT) (1)        END
-------    -------------------------------     -------------    -------------       ----------------    ----------
2001       Allowance for doubtful accounts
              and cash discounts               $     2,420              357              (1,600)           1,177

2000       Allowance for doubtful accounts
              and cash discounts               $       116            2,139                 165            2,420

1999       Allowance for doubtful accounts
              and cash discounts               $       790            1,240              (1,914)             116



(1)   Includes write-offs for bad debts and cash discounts allowed.

                                 FLORSHEIM SHOE

                     CONDENSED COMBINED FINANCIAL STATEMENTS

                        THREE MONTHS ENDED MARCH 30, 2002

FLORSHEIM SHOE
CONDENSED COMBINED BALANCE SHEETS
MARCH 30, 2002 AND DECEMBER 29, 2001
(IN THOUSANDS)
--------------------------------------------------------------------------------


                                                                         (Unaudited)
                                                                          March 30,                December 29,
                                                                            2002                       2001
                                                                       ---------------           ---------------
ASSETS
Current assets:
   Receivables, net                                                    $      10,902             $       9,975
   Inventories                                                                21,664                    24,583
   Prepaid expenses and other current assets                                   1,100                     1,226
                                                                       -------------             -------------
Total current assets                                                          33,666                    35,784

Property, plant and equipment, net                                            13,060                    13,068
Other assets                                                                   1,707                     1,687
                                                                       -------------             -------------
Total assets                                                           $      48,433             $      50,539
                                                                       =============             =============

LIABILITIES AND BUSINESS EQUITY
Current liabilities:
    Accounts payable                                                   $      12,474             $      12,729
    Accrued employee compensation                                              1,177                     1,684
    Other accrued expenses                                                     1,904                     1,511
                                                                       -------------             -------------
Total current liabilities                                                     15,555                    15,924

Long-term liabilities                                                            518                       513
                                                                       -------------             -------------
Total liabilities                                                             16,073                    16,437
                                                                       -------------             -------------

Business equity                                                               32,360                    34,102
                                                                       -------------             -------------

Total liabilities and business equity                                  $      48,433             $      50,539
                                                                       =============             =============





 See accompanying notes to condensed combined financial statements.

FLORSHEIM SHOE
CONDENSED COMBINED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 30, 2002 AND MARCH 31, 2001
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                   (Unaudited)
                                                                               Three Months Ended
                                                                     ---------------------------------------
                                                                        March 30,              March 31,
                                                                           2002                  2001
                                                                     -----------------    ------------------
       Net sales                                                     $          20,454    $           27,614

       Cost of sales                                                            11,893                16,172
                                                                     -----------------    ------------------

       Gross profit                                                              8,561                11,442

       Selling, general and administrative expenses                              6,904                10,203
                                                                     -----------------    ------------------

       Earnings from operations                                      $           1,657    $            1,239
                                                                     =================    ==================



See accompanying notes to condensed combined financial statements.

FLORSHEIM SHOE
CONDENSED COMBINED STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 30, 2002 AND MARCH 31, 2001
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                  (Unaudited)
                                                                               Three Months Ended
                                                                     ---------------------------------------
                                                                         March 30,             March 31,
                                                                           2002                  2001
                                                                     -----------------    ------------------
       CASH FLOWS FROM OPERATING ACTIVITIES:

         Earnings from operations                                    $           1,657    $            1,239
         Adjustments to reconcile earnings from operations
              to net cash provided by (used in) operating activities:
           Loss on disposal of assets                                              -                     616
           Depreciation and amortization                                            27                 1,191
           Changes in operating assets and liabilities:
              Receivables                                                         (927)               (3,004)
              Inventories                                                        2,919                 3,123
              Prepaid expenses and other assets                                     93                    46
              Accounts payable, accrued employee compensation
                and other accrued expenses                                        (373)               (7,544)
              Long-term liabilities                                                  5                    18
              Currency translation adjustment                                      (31)                  (57)
                                                                     -----------------    ------------------
         Net cash provided by (used in) operating activities                     3,370                (4,372)
                                                                     -----------------    ------------------

       CASH FLOWS FROM INVESTING ACTIVITIES:

         Capital expenditures                                                       (2)                 (277)
                                                                     -----------------    ------------------

       CASH FLOWS FROM FINANCING ACTIVITIES:

         Net (distribution to) cash received
              from Florsheim Group Inc.                                         (3,368)                4,649
                                                                     -----------------    ------------------
         Net change in cash and cash equivalents                                   -                     -
       Cash and cash equivalents at beginning of period                            -                     -
                                                                     -----------------    ------------------
       Cash and cash equivalents at end of period                    $             -      $              -
                                                                     =================    ==================



See accompanying notes to condensed combined financial statements.

FLORSHEIM SHOE
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
MARCH 31, 2002
(UNAUDITED)
(IN THOUSANDS)
--------------------------------------------------------------------------------

(1)    BASIS OF PRESENTATION


       Nature of Business

       Florsheim Shoe (the "Business") represents the non-manufacturing portion of the U.S. Wholesale division, 23 U.S. retail stores and the European operations of Florsheim Group Inc. and its subsidiaries ("Florsheim" or the "Company).

       The accompanying unaudited condensed combined financial statements of the Business have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments consisting of normal recurring adjustments, except as otherwise disclosed, considered necessary for a fair presentation have been included.

       These unaudited interim condensed combined financial statements should be read in conjunction with the Combined Financial Statements and notes as of December 29, 2001 and December 31, 2000 and for each of the fiscal years in the three year period ended December 29, 2001.

       Business Transaction

       On March 4, 2002, the Company voluntarily filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Proceedings"). Concurrent with the Bankruptcy Proceedings, the Company entered into an agreement with the Weyco Group Inc. ("Weyco") to sell the assets of the Business, and Weyco agreed to assume certain trade and lease liabilities (the "Agreement"), subject to approval by the bankruptcy court. The sales of the U.S. operations and European operations were completed in May 2002 and July 2002, respectively. The total sales price was $46,700.

(2)    INVENTORIES

       Inventories consisted of the following:

                                                             March 30,          December 29,
                                                                2002                2001
                                                            -------------       -------------
         Retail merchandise                                 $       3,854       $       4,051
         Finished products                                         17,810              20,532
                                                            -------------       -------------

                                                            $      21,664       $      24,583
                                                            =============       =============


FLORSHEIM SHOE
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
MARCH 30, 2002
(UNAUDITED)
(IN THOUSANDS)
--------------------------------------------------------------------------------

(3)    BUSINESS EQUITY

       Business Equity represents the Florsheim Group Inc.'s ownership interest in the recorded net assets of Florsheim Shoe. All cash transactions, including the collection of accounts receivable, payment of accounts payable and accrued expenses and other allocations are included as net (distribution to) cash received from Florsheim Group Inc. in business equity. A summary of the activity is as follows:

                                                                              March 30,       March  31,
                                                                                2002             2001
                                                                           -------------     -------------
              ACCUMULATED OTHER COMPREHENSIVE LOSS -
                CURRENCY TRANSLATION ADJUSTMENT
              Balance at beginning of period                               $        (854)    $        (770)
              cumulative translation adjustment                                      (31)              (57)
                                                                           -------------     -------------
              Balance at end of period                                              (885)             (827)

              OTHER BUSINESS EQUITY
              Balance at beginning of period                                      34,956            37,678
              Earnings from operations                                             1,657             1,239
              Net (distribution to) cash received
                 from Florsheim Group, Inc.                                       (3,368)            4,649
                                                                           -------------     -------------
              Balance at end of period                                            33,245            43,566

              TOTAL BUSINESS EQUITY                                        $      32,360     $      42,739
                                                                           =============     =============

(4)   BUSINESS SEGMENTS

Business segment information is as follows:


                                        Three Months Ended                     Three Months Ended
                               -----------------------------------     -----------------------------------

                                    March 30,         March 31,            March 30,          March 31,
                                      2002               2001                2002                2001
                               ----------------    ---------------     ---------------    ----------------
                                             Net Sales                      Earnings from Operations
                               -----------------------------------     -----------------------------------
         U.S. Wholesale        $         13,914    $        21,211     $           865                 527
         U.S. Retail                      4,888              4,664                 615                 515
         Europe/Export                    1,652              1,739                 177                 197
                               ----------------    ---------------     ---------------    ----------------
                               $         20,454    $        27,614     $         1,657    $          1,239
                               ================    ===============     ===============    ================


                                   Depreciation and Amortization              Capital Expenditures
                               -----------------------------------     -----------------------------------
         U.S. Wholesale        $             13    $         1,037     $           -      $              4
         U.S. Retail                       -                   139                   2                 271
         Europe/Export                       14                 15                 -                     2
                               ----------------    ---------------     ---------------    ----------------
                               $             27    $         1,191     $             2    $            277
                               ================    ===============     ===============    ================


FLORSHEIM SHOE
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
MARCH 30, 2002
(UNAUDITED)
(IN THOUSANDS)
--------------------------------------------------------------------------------

                                   March 30,         December 29,
                                     2002                2001
                               ----------------    ---------------
                                           Total Assets
                               -----------------------------------
         U.S. Wholesale        $         40,106    $        42,445
         U.S. Retail                      6,075              6,108
         Europe/Export                    2,252              1,986
                               ----------------    ---------------
                               $         48,433    $        50,539
                               ================    ===============


Summary geographic information is as follows:


                                         Fiscal Year Ended                      Fiscal Year Ended
                               -----------------------------------     -----------------------------------

                                    March 30,         March 31,            March 30,          March 31,
                                      2002               2001                2002                2001
                               ----------------    ---------------     ---------------    ----------------
                                             Net Sales                            Total Assets
                               -----------------------------------     -----------------------------------
         United States         $         18,802    $        25,875     $        46,181    $         48,553
         Europe/Export                    1,652              1,739               2,252               1,986
                               ----------------    ---------------     ---------------    ----------------
         Total                 $         20,454    $        27,614     $        48,433    $         50,539
                               ================    ===============     ===============    ================
